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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DECEMBER 31, 2004
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(Date of Report - date of earliest event reported)

FIRST ALBANY COMPANIES INC.
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(Exact name of registrant as specified in its charter)

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
NEW YORK                                               0-14140                                       22-2655804
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(State of Other Jurisdiction of Incorporation)    (Commission File Number)      IRS Employer Identification No.)
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30 SOUTH PEARL STREET, ALBANY, NEW YORK      12207
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(Address of Principal Executive Offices)    (Zip Code)

(518) 447-8500
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(Registrant's telephone number, including area code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1,01  Entry into a Material Definitive Agreement

      On December 31, 2004, the Board of Directors of First Albany Companies Inc. (the "Company") approved the adoption of the First Albany Companies Inc. 2005 Deferred Compensation Plan for Key Employees (the "2005 Plan") and froze the existing deferred compensation plan, the First Albany Companies Inc. Deferred Compensation Plan for Key Employees (the "Predecessor Plan"), in each case, effective as of January 1, 2005, in order to satisfy the requirements of the new Internal Revenue Code Section 409A enacted as part of the American Jobs Creation Act of 2004.

      Like the Predecessor Plan, the 2005 Plan is an unfunded, non-qualified deferred compensation plan that provides management or highly compensated employees selected by the administering committee with the opportunity to defer specified percentages of their cash compensation derived from base salary, bonus awards and other specified compensation and to receive a matching contribution or discretionary allocation from the Company, determined by the Company in its sole discretion. These amounts will be credited to the participants' notional accounts under the 2005 Plan and may be subject to vesting requirements established by the administering committee. The value of each participant's notional accounts will be notionally adjusted for gain or loss based on investment benchmarks selected by the participant from among the investment benchmarks made available by the administering committee. Participants may elect to receive distribution from their accounts in either a lump sum occurring no later than the April 15th after the tenth (10th) year following the year in respect of which the deferral election was made or in substantially equal annual installments ending no later than the April 15th after the tenth (10th) year following the year in respect of which the deferral election was made.

      Provisions in the 2005 Plan not included in the Predecessor Plan include
(i) restrictions on the time when deferral elections are permitted to be made; and (ii) a requirement that changes in distribution elections will not be effective for twelve (12) months and that the new distribution date selected must be at least five (5) years after the distribution date originally selected.

      Amounts deferred prior to January 1, 2005 and the related notional accounts will continue to be governed by the terms and conditions of the Predecessor Plan.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.01 -  First Albany Companies Inc. 2005 Deferred Compensation Plan for
                 Key Employees, effective January 1, 2005




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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Albany Companies Inc.





Dated: 01/05/05
                                 /s/STEVEN R. JENKINS
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                                 Steven R. Jenkins
                                 Chief Financial Officer


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